UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 14, 2004

Children’s Books & Toys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19536	95-3971414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 East Swedesford Road

Suite 2010

Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Jerry A. Kollar

Senior Vice President - Finance

460 East Swedesford Road

Suite 2010

Wayne, Pennsylvania 19087

(Name and Address of Agent For Service)

(610) 995-1200

(Telephone Number, Including Area Code, of Agent for Service)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule  425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events.

As previously reported in the Current Report on Form 8-K filed by Children’s Books & Toys, Inc. (formerly known as FAO, Inc.) (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 4, 2003, the Company and its wholly-owned subsidiaries ZB Company, Inc., Toy Soldier, Inc. (formerly known as FAO Schwarz, Inc.), TRS Liquidation Co. (formerly known as The Right Start, Inc.) and Targoff-RS, LLC (collectively, the “Debtors”) filed  on December 4, 2003 voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 03-13672(JR)).  In connection with such reorganization, the Debtors are required to file monthly operating reports with the United States Trustee and the Bankruptcy Court.

On September 14, 2004, the Debtors filed their August 2004 Monthly Operating Reports with the Bankruptcy Court.  Copies of these monthly operating reports are attached hereto as Exhibit 99.1, and are incorporated herein in their entirety.

The Company cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the Bankruptcy Court in accordance with the requirements of federal bankruptcy law. These materials are unaudited and are prepared in a format and for periods different from that used in the Company’s consolidated financial statements filed with the SEC under the federal securities laws.  Accordingly, the substance and format of these materials do not allow for meaningful comparison with the Company’s regular publicly-disclosed consolidated financial statements.

The Company further cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants and does not include all footnotes and financial presentations normally required under generally accepted accounting principles in the United States.

Furthermore, the information set forth in the monthly operating reports should not be viewed as indicative of future results and should not be used for investment purposes.

The Company reiterates its earlier stated position that it does not expect any recovery to be available to its common stockholders in connection with its bankruptcy.

Item 9.01:  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description

99.1

August  2004 Monthly Operating Reports of Children’s Books & Toys, Inc. (formerly known as FAO, Inc.) and its subsidiaries ZB Company, Inc., Toy Soldier, Inc. (formerly known as FAO Schwarz, Inc.), TRS Liquidation Co. (formerly known as The Right Start, Inc.) and Targoff-RS, LLC

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILDREN’S BOOKS & TOYS, INC.

Date: September 17, 2004	/s/ Jerry A. Kollar
Jerry A. Kollar
Senior Vice President – Finance